Holly Corporation March 2008 Update

Disclosure Statement Statements made during the course of this presentation that are not historical facts are "forward-looking statements" within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward- looking statements are inherently uncertain and necessarily involve risks that may affect the business prospects and performance of Holly Corporation and/or Holly Energy Partners, L.P., and actual results may differ materially from those discussed during the presentation. Such risks and uncertainties include but are not limited to risks and uncertainties with respect to the actions of actual or potential competitive suppliers and transporters of refined petroleum products in Holly's and Holly Energy Partners' markets, the demand for and supply of crude oil and refined products, the spread between market prices for refined products and market prices for crude oil, the possibility of constraints on the transportation of refined products, the possibility of inefficiencies or shutdowns in refinery operations or pipelines, effects of governmental regulations and policies, the availability and cost of financing to Holly and Holly Energy Partners, the effectiveness of Holly's and Holly Energy Partners' capital investments and marketing and acquisition strategies, the possibility of terrorist attacks and the consequences of any such attacks, and general economic conditions. Additional information on risks and uncertainties that could affect the business prospects and performance of Holly and Holly Energy Partners is provided in the most recent reports of Holly and Holly Energy Partners filed with the Securities and Exchange Commission. All forward-looking statements included in this presentation are expressly qualified in their entirety by the foregoing cautionary statements. Holly and Holly Energy Partners undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Holly Operations & Growth Advantages Assets positioned to serve historically high growth & high margin markets Track record of superior returns on capital among peers Strong balance sheet & cash flow generation for capital investment & share repurchases Capital projects with significant impact relative to current cash flow Strong growth orientation in capital deployment ("Offensive play") Increased optionality in capital deployment ("Defensive play") Relationship with Holly Energy Partners, L.P.-Advantage for growth opportunities Proven management team to execute on consistent operations & capital deployment

Existing Asset Location / Business Footprint Holly Corporation: Holly's refineries operate in historically high margin & high growth Southwest & Rockies markets 111,000 bpsd of refining capacity Refineries directly connected to Domestic or Canadian crude trading hubs Holly Energy Partners: Over 1,700 miles of product pipelines Over 800 miles of crude gathering & transportation assets 11 Terminals & 2 truck loading rack facilities in 5 states (3 terminals co-owned) with over 2 million bbls of storage capacity Over 1 million bbls of crude oil storage 70% interest in Rio Grande Pipeline Company, a joint venture with BP

Strong Financial Position vs. Peer Group 5 Return on Invested Capital Return on Invested Capital 2003 18% 2004 26% 2005 45% 2006 63% 2007 63% High return on invested capital Strong cash flow generation

Strong Financial Position vs. Peer Group 6 Debt / Equity Debt / Equity 2003 6% 2004 3% 2005 0% 2006 0% 2007 0% No long term debt Strong balance sheet for growth

Capital Spending Plan: 2007-2009 - Elements of both Offense & Defense: Expanding refining capacity 18% by 2009 --from 111,000 bpsd to 131,000 bpsd Increase flexibility of processing cost-advantaged crudes* --from 5,000 bpsd to 55,000 bpsd All projects to take advantage of growing markets in the Southwest and the Rockies Develop Rocky Mountain pipeline access to Las Vegas market with UNEV Pipeline *Timing contingent on pipelines to transport Canadian and other foreign crudes

Navajo Refinery:
--Expansion and Feedstock Flexibility

Phase I: Expand crude capacity to approximately 100,000 bpsd (Q1 '09)

- Revamp Lovington crude & vacuum unit
- Install new 15,000 bpsd gas oil hydrocracker (40% conversion)
- Install new 28 mmscfd hydrogen plant
- Expand sulfur recovery capacity (project complete Q4 '08)

Phase II: Capture light/heavy crude differentials on up to 40,000 bpsd of throughput (Q4 2009*)

- Revamp Artesia crude unit to process Canadian crude
- Install new 18,000 bpsd solvent de-asphalter (ROSE technology)

COST / TIMING: (all in millions)	Full Project	Expansion	Heavy-Up
Projected cost:	$245[1]	$158	$87
Estimated completion:		Q1 2009	Q3 2009[2]

HOLLY

[1]Estimated cost doesn't include $26 million sulfur recovery project—which is captured separately

[2]Heavy Canadian timing contingent on pipelines to transport Canadian and other foreign crudes.

8

Woods Cross Refinery: --Expansion and Feedstock Flexibility Expand refinery by 19% to 31,000 bpsd Increase amount of Canadian / Black Wax Crudes to 50% of crude capacity Install new 15,000 bpsd gas oil hydrocracker (40% conversion) New Black Wax desalter Expand sulfur recovery capacity Black Wax crude unloading facility Projected cost: $105 million Estimated completion: 3rd quarter 2008

UNEV Pipeline: --Salt Lake City to Las Vegas Build 400 mile 12" pipeline Initial capacity approximately 62,000 bpd Expandable to approximately 120,000 bpd (w/ additional pump stations) 2 Terminal locations: North Las Vegas and Cedar City, UT Holly owns 75% of project with Sinclair owning 25% interest 180-day option to purchase1 granted to Holly Energy Partners for Holly's ownership. Price to be construction cost plus 7% interest per annum Projected cost: $300 million (Holly share: $225 million) Estimated completion: By end of 2009 1At completion of project

Projected Capital Expenditures by Year Capital Projects: 2007 2008 2009 Total NRC expansion and feedstock flexibility 59 140 46 245 Phase I - Expansion 52 91 15 158 Phase II - Feedstock Flexibility 7 49 31 87 WX expansion and feedstock flexibility 40 55 10 105 Sulfur recovery unit at NRC 9 14 3 26 Small payout projects 20 18 20 58 Sustaining capital & turnaround 27 75 25 127 Refinery Project Total 155 302 104 561 UNEV pipeline* 8 148 69 225 Total 163 450 173 786 Estimates: (in millions) *Capital spending assumes 75% ownership interest, w/ 25% Sinclair joint venture partner Actual: (in millions)

Expanded Footprint in Southwest / Rocky Mountain States Current: 111,000 bpsd of refining capacity Operate in the historically high margin & high growth Southwest & Rockies markets Can process approx. 80,000 bpsd of sour crude feedstock Can process approx. 5,000 bpsd of price-advantaged crude feedstock Future:1 131,000 bpsd of refining capacity Can process approx. 115,000 bpsd of sour & cost- advantaged crude feedstock Las Vegas added to high growth markets 1 With projects approved and under way Longhorn

NRC Refining Margins Red bars represent '02-'06 5-yr. high & low gross margin range. Median of that range is depicted in blue. NRC '07 GM - black solid line GC 5-Yr. Avg 3-2-1 margin- maroon line

Woods Cross Refining Margins Red bars represent '02-'06 5-yr. high & low gross margin range. Median of that range is depicted in blue. WX '07 GM - black solid line GC 5-Yr. Avg 3-2-1 margin- maroon line

Gross Margin: $7.23/BBL $9.20/BBL $12.62/BBL $15.78/BBL $16.74/BBL 15 Holly Historical EBITDA (in millions) & Associated Gross Margin per bbl

Estimated Effects of Capital Projects at Holly's Refineries Illustrative computations of impact of expansion & gross margins 16 Gross Margin/bbl Consolidated Navajo Woods Cross 2003 $7.23 $7.43 $6.10 2004 $9.20 $10.16 $6.00 2005 $12.62 $13.61 $9.62 2006 $15.78 $15.37 $17.10 2007 $16.74 $15.58 $20.69 For every +/- $1/bbl change in gross margin: NRC equals $5.475 million -- WX equals $1.825 million

17 Estimated Effects of Capital Projects at Holly's Refineries Illustrative computations of impact of crude mix changes Every +/- $1 change in net feedstock costs equals $3.65 million Every +/- $1 change in net feedstock costs equals $14.6 million

Cash Flow at Various EBITDA Levels -- 2008 (in millions) (1) Currently estimated total for anticipated sustaining capital projects and for projects that have been authorization by the Holly Board EBITDA $200 $300 $400 $500 $600 Estimated Cash Income Tax <29> <64> <100> <136> <171> CAPEX (1) <450> <450> <450> <450> <450> Free Cash Flow <$279> <$214> <$150> <$86> <$21> Cash balance on 2/29/08: $372 million

Cash Flow at Various EBITDA Levels -- 2009 EBITDA $200 $300 $400 $500 $600 Estimated Cash Income Tax <41> <77> <112> <148> <184> CAPEX (1) <173> <173> <173> <173> <173> Free Cash Flow < $14> $50 $115 $179 $243 (in millions) (1) Currently estimated total for anticipated sustaining capital projects and for projects that have been authorization by the Holly Board

Holly Operations & Growth Advantages Assets positioned to serve historically high growth & high margin markets Track record of superior returns on capital among peers Strong balance sheet & cash flow generation for capital investment & share repurchases Capital projects with significant impact relative to current cash flow Strong growth orientation in capital deployment ("Offensive play") Increased optionality in capital deployment ("Defensive play") Relationship with Holly Energy Partners, L.P.-Advantage for growth opportunities Proven management team to execute on consistent operations & capital deployment

Holly Corporation 100 Crescent Court, Suite 1600 Dallas, Texas 75201 (214) 871-3555 Bruce Shaw, Senior VP-Chief Financial Officer M. Neale Hickerson, VP-Investor Relations www.hollycorp.com

Appendix

Definitions BPD: the number of barrels per calendar day of crude oil or petroleum products. BPSD: the number of barrels per stream day of crude oil or petroleum products. EBITDA: Earnings before interest, taxes, depreciation and amortization, which we refer to as EBITDA, is calculated as net income plus (i) interest expense net of interest income, (ii) income tax provision, and (iii) depreciation, depletion and amortization. EBITDA is not a calculation provided for under accounting principles generally accepted in the United States; however, the amounts included in the EBITDA calculation are derived from amounts included in our consolidated financial statements. Gas Oil Hydrocracker: a refinery unit which uses catalyst at high pressure and temperature and in the presence of hydrogen to convert high boiling point hydrocarbons to light transportation fuels and low sulfur FCC feedstock. MMSCFD: million standard cubic feet per day. Refining gross margin or refinery gross margin: the difference between average net sales price and average costs of products per barrel of produced refined products. This does not include the associated depreciation, depletion and amortization costs. Solvent deasphalter / residuum oil supercritical extraction ("ROSE"): a refinery unit that uses a light hydrocarbon like propane or butane to extract non asphaltene heavy oils from asphalt or atmospheric reduced crude. These deasphalted oils are then further converted to gasoline and diesel in the FCC process. The remaining asphaltenes are either sold, blended to fuel oil or blended with other asphalt as a hardener. ..

Tax Benefits American Jobs Creation Act of 2004: (October 2004) Created tax incentives for small refiners to produce ULSD Provides immediate deduction of 75% of certain capital costs Provides a tax credit based on ULSD production up to 25% of these costs Domestic Manufacturers Tax Deduction Provided for a 3% deduction from refining operating income in 2005 & 2006 Provides for a 6% deduction from refining operating income in 2007 & 2008 Energy Policy Act of 2005: (August 2005) Provides an election to expense 50% of refinery capacity expansion costs when assets placed in service

Sulfur Credits Benefit Value realized by Holly: In 2006, Holly sold approximately 100,000 credits for approximately $16 million In 2007, Holly sold approximately 150,000 credits for approximately $23 million Credit Generation: Compliance with Low Sulfur gasoline for small refiners, including Holly, not required until the end 2010. Holly installed a hydrotreater at the Navajo refinery in 2003, thereby lowering the sulfur content of its gasoline below the '"small refiner standard". Since 2004, Holly has generated sulfur credits. At the end of 2007, Holly had approximately 90,000 credits. Holly expects to generate approximately 85,000 credits annually through 2010

Common Stock Repurchase Programs (2005 - 2008) Repurchases in 2007 Approximately 4.0 million shares repurchased for about $211.1 MM Weighted average price of $52.49 Repurchases 2005 - 2008 (as of 1/31/08) Repurchased total of approx 15.4 million shares for about $600 MM Represents approximately 24% of shares outstanding prior to inception of repurchase programs Weighted average price of $39.05 $100 MM remaining Board authority for repurchases All share and price data is split-adjusted.